UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2020

CANNAE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-38300	82-1273460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Addresses of principal executive offices)

(702) 323-7330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 15, 2020 (the “Closing Date”), Black Knight, Inc., a Delaware corporation (“Black Knight”), through Optimal Blue Holdco, LLC, a Delaware limited liability company and a subsidiary of Black Knight (“Optimal Blue Holdco”), and Black Knight Optimal Blue, Inc., a Delaware corporation and a wholly-owned subsidiary of Optimal Blue Holdco (“Black Knight Optimal Blue”), completed its acquisition of all of the issued and outstanding interests in OB Acquisition, LLC, a Delaware limited liability company (“OB Acquisition”), and GTCR/OB Blocker Corp., a Delaware corporation (“GTCR Blocker”) (such transaction, the “Transaction”), pursuant to that certain Equity Purchase Agreement, dated as of July 26, 2020 (as assigned in accordance with the Purchase Agreement by Black Knight to Optimal Blue Holdco and Black Knight Optimal Blue, the “Purchase Agreement”), by and among Black Knight, GTCR Fund XI/C LP, a Delaware limited partnership (“GTCR Fund XI/C”), GTCR Blocker, GTCR/OB Splitter LP, a Delaware limited partnership, OB Holdings I, LLC, a Delaware limited liability company (“OB Holdings,” and, together with GTCR Fund XI/C, the “Sellers”), OB Acquisition, and OB Holdings, in its capacity as the Seller Representative, in exchange for aggregate consideration of approximately $1.8 billion, funded with cash on hand, debt financing and investments, including from Cannae Holdings, LLC, a Delaware limited liability company and subsidiary of Cannae Holdings, Inc. (“Cannae”).

On the Closing Date, immediately prior to the consummation of the Transaction, Optimal Blue Holdco, THL Optimal Blue Blocker Corp., a Delaware corporation, Black Knight (solely for the limited purposes listed therein), Black Knight Technologies, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Black Knight (“Black Knight Technologies”), and Cannae entered into that certain Amended and Restated Limited Liability Company Agreement of Optimal Blue Holdco (as may be amended, modified or supplemented from time to time, the “A&R LLC Agreement”).

On the Closing Date, immediately prior to consummation of the Transaction and in connection with entry into the A&R LLC Agreement, pursuant to that certain Forward Purchase Agreement, dated as of July 26, 2020, by and between Black Knight and Cannae (the “Forward Purchase Agreement”), Cannae acquired 20% of the Class A Units of Optimal Blue Holdco for a purchase price of $289 million. The proceeds from the Forward Purchase Agreement were used to partially fund the cash consideration paid to the Sellers at the closing of the Transaction.

Item 1.01.	Entry into a Material Definitive Agreement

Amended and Restated Limited Liability Company Agreement of Optimal Blue Holdco

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

The A&R LLC Agreement provides for the board composition of Optimal Blue Holdco and governance rights of certain of the members of Optimal Blue Holdco, including Cannae, with respect to the management of Optimal Blue Holdco.

Three years after the closing of the Transaction, Black Knight and Black Knight Technologies will have call rights on Cannae’s interests in Optimal Blue Holdco at a call price equal to the greater of (i) the fair market value of such interests and (ii) an amount that would result in the multiple of Cannae’s return on investment to equal 2.0. In addition, Cannae will have the right to put its interests in Optimal Blue Holdco to (i) Optimal Blue Holdco if there is a change of control of Black Knight or (ii) Black Knight, Black Knight Technologies or Optimal Blue Holdco three years after the closing of the Transaction. Black Knight will have the option to satisfy the purchase price, which shall be equal to the fair market value of such interests, in connection with the exercise of any put or call right either in cash or Black Knight common stock other than a put in connection with a change of control of Black Knight, in which case the purchase price is payable only in cash.

Subject to certain customary exceptions contained therein, under the A&R LLC Agreement, the members of Optimal Blue Holdco are restricted from transferring their interests in Optimal Blue Holdco to third parties, and any permitted transfers are subject to customary “tag-along” rights granted to Cannae and certain other members of Optimal Blue Holdco. Additionally, under the A&R LLC Agreement, Black Knight Technologies has customary “take-along” rights, which permit Black Knight Technologies to require Cannae to sell all of its interests in Optimal Blue Holdco if Black Knight Technologies desires to consummate a Sale of the Company (as defined in the A&R LLC Agreement), to the extent the consummation of such transaction would result in an amount that would imply a multiple of Cannae’s return on investment equal to 2.0.

The foregoing description of the A&R LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R LLC Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01.	Other Events.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

The description of the Forward Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Forward Purchase Agreement, a copy of which is attached as Exhibit 10.2 to Cannae Holdings, Inc.’s Quarterly Report on Form 10-Q filed with the Commission on August 7, 2020, and is incorporated herein by reference.

On September 15, 2020, Cannae Holdings, Inc. issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Amended and Restated Limited Liability Company Agreement of Optimal Blue Holdco, LLC, dated September 15, 2020, by and among Optimal Blue Holdco, LLC, THL Optimal Blue Blocker Corp., Black Knight Technologies, LLC, Cannae Holdings, LLC, Black Knight, Inc. (solely for the limited purposes listed therein) and the other Persons who may from time to time become parties thereto in accordance with the terms therein

10.2	Forward Purchase Agreement, entered into as of July 26, 2020, by and between Black Knight, Inc. and Cannae Holdings, LLC (incorporated by reference to Exhibit 10.2 on Cannae Holdings, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2020)

99.1	Press Release issued September 15, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 * Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannae Holdings, Inc.

Date: September 16, 2020	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel, and Corporate Secretary